Press Release
For Immediate Release
ITC Holdings Signs Agreement to Acquire Transmission Assets of Alliant Energy
Customers expected to benefit from ITC Holdings’ experience in infrastructure improvements to support regional growth, renewable energy resources
Novi, Michigan — January 19, 2007 — ITC Holdings Corp. (NYSE: ITC) today announced that its newly formed subsidiary, ITC Midwest LLC, has signed a definitive agreement to acquire the transmission assets of Interstate Power and Light Company (“IP&L”), an Alliant Energy Corporation subsidiary, in a transaction valued at approximately $750 million.
“The acquisition of IP&L’s transmission assets supports ITC Holdings’ continued mission to rebuild and invest in the electric transmission infrastructure for the benefit of customers through improved reliability and enhanced access to the competitive energy marketplace,” said Joseph L. Welch, president and CEO of ITC Holdings. “End-use consumers will be the true beneficiaries of this acquisition as we remain steadfast in our commitment to enhance electric reliability and further enable the development and growth of renewable energy resources.”
IP&L’s transmission assets currently consist of approximately 6,800 miles of transmission lines at voltages of 34.5kV and above and approximately 170 substations, predominantly located in Iowa with some assets in Minnesota and Illinois. ITC Holdings expects to finance the transaction through a combination of cash on hand and equity and debt financings.
This acquisition will allow ITC Holdings to lend its experience and resources toward rebuilding and strengthening the transmission grid in Iowa, Minnesota and Illinois, create a more competitive energy market for the benefit of customers and help support the growing region’s increasing electricity demand.
In conjunction with the sale of IP&L’s transmission assets, Alliant Energy also announced an overall plan entitled “Energy for a New Generation” that includes the construction of a new baseload clean-coal generation plant and development of renewable wind energy in Iowa.
“Combined with the sale of IP&L’s transmission assets, the Energy for a New Generation plan will help provide customers with reliable, affordable and environmentally-friendly energy into the future,” said Bill Harvey, chairman, president and CEO of Alliant Energy.
Since becoming an independent electric transmission company, ITC Holdings has grown from 38 employees to over 230 employees and 400 highly-skilled contract field staff to support its effort to improve electric transmission infrastructure and, in turn, customer reliability. ITC Holdings anticipates the creation of approximately 100 new jobs in Iowa and Michigan to support its continued growth, with up to an additional 200 contract field jobs in Iowa, Minnesota and Illinois in conjunction with anticipated capital and maintenance work on the system. Through its operating subsidiaries, ITC Holdings has invested more than $460 million in transmission property, plant and equipment and maintenance targeted at improving electric reliability, reducing system congestion and lowering the overall cost of delivered energy in Michigan.
“ITC Holdings expects that this transaction will be immediately accretive to GAAP earnings upon closing, resulting in an increase in EPS growth over the next five to seven years,” said Edward M. Rahill, senior vice president and CFO of ITC Holdings.
The transaction is subject to customary closing conditions and regulatory approvals, including approval from the Federal Energy Regulatory Commission (FERC), the Iowa Utilities Board, the Minnesota Public Utilities Commission and the Illinois Commerce Commission as well as an antitrust review under the Hart-Scott-Rodino Act. The approval of ITC Holdings’ shareholders is not required. ITC Holdings expects the transaction to close in the fourth quarter of 2007.
In connection with the transaction, Lehman Brothers acted as financial advisor to ITC Holdings, Simpson Thacher & Bartlett LLP served as its legal counsel, Stuntz, Davis & Staffier, PC served as legal counsel regarding FERC matters and Brown, Winick, Graves, Gross, Baskerville, & Schoenebaum P.L.C. served as legal counsel regarding Iowa law matters.
Analyst/Investor Meeting; Conference Call
ITC Holdings Corp. will conduct a conference call and webcast at 11:00 a.m. Eastern time today, Friday, January 19, 2007, to discuss today’s announcement. Individuals wishing to participate in the conference call may dial toll-free (800) 361-0912 (domestic) or (913) 981-5559 (international); there is no passcode. It can also be accessed through ITC Holdings’ website at: www.itc-holdings.com. The conference call replay, available through Friday, January 26, 2007, can be accessed by dialing toll-free (888) 203-1112 (domestic) or (719) 457-0820 (international), passcode 5856849. Investors, news media and the public may listen to a live broadcast of the meeting at http://investor.itc-holdings.com. The webcast also will be archived on the ITC Holdings website at http://investor.itc-holdings.com. Presentation materials can be accessed through the ITC Holdings website at http://www.itc-holdings.com.
About ITC Holdings Corp.
ITC Holdings Corp. (NYSE: ITC) is in the business of investing in electricity transmission infrastructure improvements as a means to improve electric reliability, reduce congestion and lower the overall cost of delivered energy. Through our operating subsidiaries, ITCTransmission and Michigan Electric Transmission Company (METC), we are the only publicly traded company engaged exclusively in the transmission of electricity in the United States. We are also the largest independent electric transmission company and the tenth largest electric transmission company in the country based on transmission load served. Our business strategy is to operate, maintain and invest in our transmission infrastructure in order to enhance system integrity and reliability and to reduce transmission constraints. By pursuing this strategy, we seek to reduce the overall cost of delivered energy for end-use consumers by providing them with access to electricity from the lowest cost electricity generation sources. ITCTransmission and METC operate contiguous, fully-regulated, high-voltage systems in Michigan’s Lower Peninsula, an area with a population of approximately 9.8 million people, that transmit electricity to local electricity distribution facilities from generating stations throughout Michigan and surrounding areas. Subsidiary ITC Grid Development, LLC expects to focus on partnering with local entities and utilities in regions where significant transmission improvements are needed. The first region in which ITC Grid Development,

LLC expects to focus its efforts is the Great Plains region, specifically in Kansas, through the formation of its subsidiary ITC Great Plains, LLC. For more information on ITC Holdings Corp., please visit http://www.itc-holdings.com. For more information on ITCTransmission or METC, please visit http://www.itctransco.com or http://www.metcllc.com, respectively. For more information on ITC Great Plains, please visit http://www.itcgreatplains.com.
Safe Harbor Statement and Legal Disclaimer
This press release contains certain statements that describe our management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business, including our business after the proposed acquisition, and the electricity transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “anticipates,” “believes,” “intends,” “estimates,” “expects,” “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time.
Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in this press release and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise.
The securities referred to in this press release have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful. (itc-ITC)
Investor/Analyst contact: Pat Wenzel (248.374.7200, pwenzel@itc-holdings.com)
Media contact: Lisa Aragon (248.835.9300, laragon@itc-holdings.com)
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